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Investor Presentation Unlocking Value in a Fragmented Space DECEMBER 2023

Legal Information

# Transaction Overview

| | |
|---|---|
| Consideration | • All-stock merger<br>• SLGC shareholders to receive 1.1100 LAB shares per share of SLGC<br>• >$1B pro-forma equity value based on SBI closing share price on October 3, 2023 |
| Company Name / Ticker | • Standard BioTools / LAB |
| Financial Benefits | • 300M+ combined revenue expected by 2026<br>• $80M cost synergies by 2026[1]<br>• >$500M in cash at close[2] |
| Ownership | • SLGC shareholders to own ~57% of combined entity (incl. Series B preferred stock dilution)<br>• LAB shareholders to own ~43% of combined entity (incl. Series B preferred stock dilution) |
| Management & Board | • Michael Egholm and Jeff Black, current CEO and CFO of LAB, respectively, will be CEO and CFO of the combined company<br>• Tom Carey, current director of SLGC, will be Chairman of the combined company<br>• Combined Board will be composed of 3 current directors of LAB, including Michael Egholm as CEO, 3 current directors of SLGC, including Tom Carey as Chairman, and Eli Casdin will continue to serve as a director |
| Timing | • Expected transaction close in Q1'24<br>• Subject to shareholder approval (shareholder vote date is January 4, 2024) and other customary closing conditions<br>• Shareholders representing ~16% of LAB and ~1% of SLGC, including directors and all executive officers of each company and certain large stockholders, have entered into supportive voting agreements |

3

(1) Assumes transaction close in Q1 2024. Total cost synergies exclude non-cash, restructuring-related and other non-recurring costs for each of Standard BioTools and SomaLogic.
(2) Based on assumed Q1 2024 close and estimated combined cash balance of Standard BioTools and SomaLogic, less estimated transaction costs.

# SBI: Forging the Next Generation of Leadership in Life Science Tools & Solutions

STANDARD BIOTOOLS™

## Applying necessary building blocks to build a diversified tools powerhouse

**World-class team**
Deep industry, operational & integration expertise

**SBS[1] principles**
Entrenched operating discipline drives execution and profitability

**Capital**
Backed by leading Life Sciences investors with deep capital reserves

**Broad 'omic reach**
Instruments, consumables, software and services

**Differentiated tech**
Highest plex, highest data quality in flow cytometry & spatial biology

**Disciplined M&A**
Evaluating opportunities to increase scale and leverage

## Strong Progress YTD 2023[2]

**13%** core revenue growth[3]

**>1,000** bps improvement in non-GAAP gross margin

**58%** improvement in operating cash use

**$100-105M** 2023E Revenue Guidance

**$130M** Q3 2023 cash balance

✓ M&A strategy activated; evaluating opportunities

(1) SBS = Standard BioTools Business Systems, a culture of continuous improvement to achieve world class operational excellence and exceptional customer value based on LEAN principles. (2) Reflects Standard BioTools' performance through the 3 quarters ending September 30, 2023. (3) Revenue growth reflects impact of reduction of $1.6 million in net revenues generated in 2022 related to discontinued product lines in the Genomics business

4

5 $82 - 85M 2023E Revenue Guidance $454M Q3 2023 cash balance Partnership expected to launch in 2024 185 SomaScan Services customers, 16 authorized sites, relationships with top biopharma companies Blue - Chip Customer Base Highest plex, highest data quality, most reliable serum proteome tool 757 clinical publications and protected by >600 patents 11K SOMAmers measuring 10K unique proteins from 55 - µL sample (over 2x more than alternatives) Validated & Patented Proteomics Expertise Differentiated technology Scientific brilliance focused on innovation, partnership, and power of proteomics (1) Reflects SomaLogic’s performance through the 3 quarters ended September 30, 2023 (2) Core revenue growth excludes one - time royalty revenue received in 2022 SomaLogic Powers Comprehensive Proteomic Insights Strong Progress YTD 2023 (1) 21% core revenue growth (2) 20% improvement in non - GAAP operating expenses ✓ Launched SomaScan 11K protein plex platform

# Shared Mission: Advance Life Sciences Research

**STANDARD BIOTOOLS** +

- Differentiated translational proteomics, spatial biology, and genomics technology
- Broad product design, development, manufacturing expertise (hardware, software, consumables)
- Seasoned LS Tools leadership
- SBS culture and LEAN principles

**somalogic** =

- Highest-plex, highest data integrity technology
- Strong biopharma presence
- Leading services infrastructure
- First genomics / proteomics partnership (Illumina)
- Healthy cash balance

## Scaled Leader in Multi-omic Life Sciences Tools

**Tech Leadership**
Diverse portfolio of multi-omic solutions with highest plex and highest data quality

**Lucrative Markets**
Targets large, high-growth markets with differentiated technologies

**Complementary**
Customer mix maximizes cross-sell opportunities & expands relationships

**Immediate Scale**
Scale step-change, SBS foundation and synergies accelerate profitability

**Financially Attractive**
$300M+ combined revenue and $80M run-rate synergies(1) by 2026 with >$500M cash at close(2)

**Proven Model**
World-class leadership and operating discipline to create meaningful value

6
(1) Assumes transaction close in Q1 2024. Total cost synergies exclude non-cash, restructuring-related and other non-recurring costs for each of Standard BioTools and SomaLogic.
(2) Based on assumed Q1 2024 close and estimated combined cash balance of Standard BioTools and SomaLogic, less estimated transaction costs.

7 Positions for Success in Current Market • SLGC has seen significant declines in value in tandem with other small cap growth companies as the markets turned away from high - growth cash - burning companies • Today the market shows a preference for businesses that are scaled, diversified and near - term profitable • The merger expands SLGC’s scale, improves cash burn through synergies and positions the combined company as a consolidator in a fragmented space Combines Complementary Capabilities • Combined management teams fill pre - existing gaps in each company’s organizational structure; combined executive bench brings deep experience and track record in value creation • Complementary customer footprints accelerates commercial ramp for each company • Overlapping infrastructure present large synergy opportunities Drives Value Creation • While the transaction is NOT a sale, SLGC was able to secure attractive terms while retaining majority control for shareholders, with a negotiated 30% premium, and governance representation • Synergies drive significant value that will accrue in majority to SLGC shareholders • Terms maintain existing SLGC shareholders’ exposure to upside potential including in the event of a potential future sale / control premium Adds New Vectors for Value Creation and Reduces Risk • Madryn ignores upside potential of the merger and risks of standalone execution as well as recent, sustained trading of SLGC at zero or negative enterprise value in the public markets • In today’s market conditions, investors are not rewarding growth sufficiently to counter cash burn and are demanding increased scale and efficiency; the Merger was designed to bring new sources of value creation to the table and reduce our execution risk as we pursue those objectives • Madryn’s allegations of conflict are not supported by the facts; the Board followed governance best practices in broadly evaluating options, running a full process with 16 parties, and Casdin recused himself from all negotiations and discussions once LAB emerged as a potential counterparty Merger is Designed to Drive Shareholder Value

Positions for Success in Current Market

• Small cap growth - focused companies across the Life Sciences Tools and Dx sector have experienced broad and sustained value compression • SLGC is not immune to market realities and has traded in tandem with similarly positioned public companies, declining 79% since its public debut • The market today is showing a clear preference for scale and near - term profitability 9 Market Dynamics Have Changed Equity Performance Median '23E Revenue '23E EBITDA Margin $2,927 27% $189 4% $50 (74%) $85 (112%) (120.0%) (100.0%) (80.0%) (60.0%) (40.0%) (20.0%) 0.0% 20.0% 40.0% Sep-21 Jan-22 Jun-22 Oct-22 Mar-23 Jul-23 Dec-23 SLGC (79.3%) Large Cap Tools (26.3%) Subscale / High Cash Burn (78.1%) SP500 4.5% Scaled / Moderate Cash Burn (40.6%) (3) (2) (1) Sources: FactSet, Public Filings, SLGC Management (received projections on 09/20/23), SLGC balance sheet items and dilutive secu rities outstanding are from latest 10 - Q filing, As of 12/18/23 (1) Large Cap Tools include A, BIO, BDX, BRKR, CRL, DHR, ILMN, MRK - DE, MRVI, MTD, RVTY, QGEN, RGEN, SBS - DE, TECH, TECN - CH, TMO, and WAT (2) Scaled / Moderate Cash Burn includes CTKB, QTRX, and OLK (3) Subscale / High Cash Burn includes AKYA, MASS, QSI, SEER, and TWST

# The Merger Enhances SLGC/LAB's Positioning

| | |
|---|---|
| **Increases Scale**<br>(2023E Revenue $M) | **$185 – $195M(1)**<br>(vs. $85M Standalone) |
| **Diversifies Business** | See product images below |
| **Reduces Combined Cash Burn**<br>(Synergies $M) | **$80M Run-rate(2)**<br>(Fully achieved by 2026E) |



SomaScan® Assay
CyTOF® XT™
Hyperion™ XTi Imaging System
Biomark™ X9 System

STANDARD BIOTOOLS™ / somalogic™

(1) Assumes Q1 2024 close. 2023E revenue ranges based on full year guidance. Reflects pro forma adjusted gross margin as of September 30, 2023. Reflects estimated cash balance as of closing, net of transaction fees
(2) Run-rate cost synergies by 2026E, compared to annualized run-rate based on 1H 2023 results. Total cost synergies exclude non-cash, restructuring-related, transaction-related and other non-recurring costs for both LAB and SLGC

10

… FEW Built to Scale Profitably • Developing, manufacturing, supporting customers, and commercializing technology is costly • Leveraging infrastructure costs requires deep operating expertise • Need for sufficient capital Growth Profitability FUTURE + TODAY LAST YEAR MANY Great Emerging Life Science Tools Technologies – Highly Fragmented … TODAY LAST YEAR Unlocking Value in Fragmented Space Scale is crucial to accelerate path to profitability and activate leadership position 11

Combines Complementary Capabilities

# Complementary Multi-omic Technology Platform

Expands commercial reach with combined capabilities and offerings

## Complementary Capabilities

STANDARD BIOTOOLS | somalogic

**End Markets**



~80%
Academic research



~65%
Biopharma research

**Offering**

Services



Instruments

Consumables

Consumables



~85%
Services (SomaScan)

## Combined Multi-omic Portfolio

**Proteomics**

- **Serum Proteome** (somalogic) — Protein measurement & identification, proteomics knowledge & applications
- **Flow Cytometry** (STANDARD BIOTOOLS) — High-parameter, single-cell protein analysis system and related assays
- **Spatial Biology** (STANDARD BIOTOOLS) — High-plex, spatial biology platform & related assays for imaging of tissue and cells

**Genomics Workstation** (STANDARD BIOTOOLS) — High throughput, nanoscale workflow automation and assay detection system, and related assays

13

Combined Leadership 14 Complementary capabilities fill gaps in each company’s leadership roster and brings together a deep bench of experience Michael Egholm Chief Executive Officer Alex Kim Chief Operating Officer Adam Taich SLGC: Interim CEO Shane Bowen SLGC: Chief R&D Officer LAB: Chief Strategy Officer LAB: Chief Technology Officer Jeffrey Black Chief Financial Officer Leadership 7 Member Board Eli Casdin Michael Egholm Frank Witney Fenel Eloi P&M Capital Partners CHAIR Thomas Carey Carey Advisors Kathy Hibbs Troy Cox

Drives Value Creation

# Merger Accelerates Scale and Path to Profitability

STANDARD BIOTOOLS + somalogic

| | 2023E[1] Pro-Forma combined | Merger Impacts | 2026E Pro-Forma combined |
|---|---|---|---|
| Revenue | $182M to $190M | Double-Digit Annual revenue growth with synergies | $300M+ |
| Non-GAAP gross margin | ~54% | $80M Run-rate cost synergies by 2026E[2] | ~65% |
| Non-GAAP SG&A % of sales | ~90% | | ~35% |
| Non-GAAP R&D % of sales | ~35% | | ~15% |
| Adjusted EBITDA | Negative | | >10% |
| Cash balance | $500M | Disciplined Cash management | ~$350M+[3] |
| Free cash flow | ($140M) to ($150M) | | Positive |

(1) Assumes Q1 2024 close. 2023E revenue ranges based on full year guidance. Reflects YTD 2023 pro forma adjusted gross margin. Reflects estimated cash balance as of closing, net of transaction fees
(2) Compared to annualized run-rate based on 1H 2023 results. Total cost synergies exclude non-cash, restructuring-related, transaction-related and other non-recurring costs for both Standard BioTools and SomaLogic
(3) Assumes existing Standard BioTools convertible notes are converted to equity at maturity, or refinanced

16

# …By Capturing $80M Synergy Opportunity…

Substantial early progress with strong Q3’23 execution

STANDARD BIOTOOLS + somalogic

Run-Rate by 2026E

**G&A**

Elimination of redundant public company and G&A costs (Exec., HR, Legal, Finance, IT)

**S&M**

Rationalization of common commercial infrastructure (Sales, Marketing, Product Management)

**R&D**

Continue investment, prioritizing differentiated technologies with highest probability of sustained, profitable revenue growth



~$40M
~$20M
~$20M
~$80M
G&A
S&M
R&D
Total Synergies

Synergy opportunity compared to combined annualized run-rate based on 1H 2023 results. Total cost synergies exclude non-cash, restructuring-related, transaction-related and other non-recurring costs for both Standard BioTools and SomaLogic

17

…Which Creates New Sources of Value 18 By virtue of majority control in the combined business, SLGC shareholders benefit from this new potential value creation Illustrative Synergies Capitalization Multiple Implied Synergies Value ($M) Incremental Value to SLGC Shareholders (On a SLGC Share Basis) Implied Value Creation (1) 2.0x $160 $0.59 27.9% 3.0x 240 0.89 41.9% 4.0x 320 1.18 55.7% Sources: FactSet, Public Filings, SLGC Management (received balance sheet items (as of 08/31/23) and dilutive securities outstan ding (as of 09/27/23) on 09/27/23), LAB Management (received dilutive securities outstanding (as of 09/28/23) and basic shares outstanding (as of 09/27/23) on 09/28/23, and balance sheet items (a s o f 08/31/23) on 09/30/23 (1) Based on SLGC share price as of 12/18/2023 of $2.12

The Merger Adds New Vectors for Value Creation and Reduces Risk

# Madryn’s Concerns are Misplaced

| The Myths | The Realities |
|---|---|
| **A** Undervalues SLGC | • SLGC trades in line with other small-cap cash burning public companies<br>• Like others, SLGC has sustained significant value compression and has frequently traded at or below $0 enterprise value<br>• Despite being an all-stock merger (typically low or no premium) SLGC negotiated a ~30% premium in determining the exchange ratio<br>• Transaction NOT a sale: SLGC shareholders retain majority of the company (57% with Series B Pref dilution) and governance representation |
| **B** Process was Flawed | • SLGC Board conducted a thorough and deliberative evaluation focused on identifying strategic options that could increase value for SLGC shareholders<br>• Casdin was recused from all evaluation of the Merger and discussions of other alternatives once LAB emerged as a counterparty<br>• Process included reaching out to 16 parties to solicit potential interest in a transaction<br>• No compelling alternative interest expressed<br>• SLGC Board negotiated heavily to secure fiduciary out should a Superior Proposal emerge post-signing, to eliminate non Board / Executive voting support agreements on the SLGC side and to secure strong pro forma governance |
| **C** Capital Structure is Risky | • Standalone, LAB well within market norms with $66M of debt (~18% Debt / EV and ~(18%) Net Debt / EV) and $132M of cash on its balance sheet(1)<br>• Pro forma Company in stronger standing with over $500M of cash and $68M of debt (~18% Debt / EV and ~(125%) Net Debt / EV)(2)<br>• Series B Preferred Stock is effectively equity with no Preferred Dividend and no maturity<br>• Preferred put rights in a change of control are manageable; in a cash deal, the put right is moot (as all equity is taken out for cash) and in a stock deal the counterparty is likely to request assurances that the put would not be triggered (as we did) and we, as a combined company, would seek those assurances as well<br>• The seniority of the Series B Preferred Stock would only pose a risk in extreme downside (i.e., liquidation)<br>• Conversion feature means Series B Preferred holders do not participate in upside value until stock price exceeds $3.40; therefore, SLGC holders receive ~71% of any upside until $3.40 per share |
| **D** Standalone Company is Superior | • We agree SLGC has significant growth potential<br>• The market is not rewarding small-cap growth at a level that offsets required cash investment on a standalone basis and repositioning the standalone business in a way that could be rewarded is risky and far from certain to succeed<br>• Under the structure of the transaction, SLGC shareholders continue to retain their interest in SLGC’s growth while also benefiting from synergies, scale, diversification and LAB’s business<br>• Between announcement of the Merger and release of Madryn’s letter SLGC has outperformed the index of cash burning growth tools companies(3) by 1%; since the Madryn letter, casting doubt on the Merger, SLGC has traded 25% below the index(4) |

Sources: FactSet, Public Filings, SLGC Management (received balance sheet items (as of 08/31/23) and dilutive securities outstanding (as of 09/27/23) on 09/27/23), LAB Management (received dilutive securities outstanding (as of 09/28/23) and basic shares outstanding (as of 09/27/23) on 09/28/23, and balance sheet items (as of 08/31/23) on 09/30/23

(1) Cash and cash equivalents as of 08/31/23 (~$132M for LAB and ~$458M for SLGC) and $10M of LAB’s non-convertible debt (face value), ~$56M in LAB’s convertible notes face,

(2) Pro forma company cash balance burdened by estimated remaining cash burn in 2023 less transaction fees of $15M, and additional ~$2M of SLGC’s net non-operating liabilities (milestone and holdback contingent considerations)

(3) Cash burning growth tools companies includes AKYA, CTKB, MASS, QSI, QTRX, SEER, and TWST

(4) As of 12/18/23

20

EV / NTM Revenues Since SLGC Public Debut Median '23E Revenue '23E EBITDA Margin $189 4% $50 (74%) $85 (112%) (5.0x) 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x Sep-21 Jan-22 Jun-22 Oct-22 Mar-23 Jul-23 Dec-23 Scaled / Moderate Cash Burn 4.9x Subscale / High Cash Burn 1.8x SLGC (0.5x) SLGC Trades in Line With Subscale Cash Burning Companies 21 A Sources: FactSet, Public Filings, SLGC (received projections on 09/20/23); SLGC balance sheet items and dilutive securities outs tanding are from latest 10 - Q filing, As of 12/18/23 (1) Scaled / Moderate Cash Burn includes CTKB, QTRX, and OLK; OLK EV/NTM Revenues multiples data is excluded post acquisition ann oun cement by TMO as of 10/17/23 (2) Subscale / High Cash Burn includes AKYA, MASS, QSI, SEER, and TWST (2) (1)

The Process was Robust and Deliberate 22 B Benefits x Retain 100% of potential upside between current market value and potential future value Considerations No guarantee if or when market will value SLGC for growth potential Remains subscale in environment that favors larger / more diversified players Substantial cash burn a headwind on value creation Consolidation could happen around SLGC Go Alone Combine With LAB Benefits x Retain majority of potential SLGC upside x Receive majority of any potential LAB future value creation x Capture majority of potential synergy value creation x Enhance scale and diversification x Position combined entity to be a potential leader in fragmented space with significant cash reserves and equity capital for M&A Considerations Could markets recover in future allowing for better terms? Retain 100% of SLGC Potential Value Creation Share in majority of SLGC Potential Value Creation + majority of LAB Potential Value Creation + majority of Potential Synergies + majority of Scale / Diversification Benefit SLGC’s Board was deliberate and thoughtful in evaluating the options

# B Independent and Rigorous Board Oversight

somalogic™



**Troy Cox**
Former Chief Executive Officer, Foundation Medicine



**Robert Barchi**
President Emeritus, Rutgers University



**Eli Casdin**
Founder and Chief Investment Officer, Casdin Capital



**Anne Margulies**
Former Vice President and Chief Information Officer, Harvard University



**Richard Post**
Former Chief Executive Officer and President, Autobytel, Inc



**Jason Ryan**
Chairman, SomaLogic Board of Directors



**Tycho Peterson**
Chief Financial Officer, Adaptive Biotechnologies



**Kathy Hibbs**
Chief Administrative Officer, 23andMe



**Thomas Carey**
Founder and Principal, Carey Advisors

- Board refresh with four new highly experienced Independent Directors appointed in March 2023
- In conjunction with Board and management changes, SLGC publicly announces intent to "evaluate strategic and transformative opportunities"
- Financial advisors retained in May 2023
- Rigorous evaluation process with weekly Transaction Committee meetings
- **Eli Casdin recused from all negotiations and strategic options discussions once LAB emerged as a potential interested party**

23

# B Robust Evaluation of Alternatives

| MARCH 2023 | MAY 2023 | JUNE 2023 | JULY 2023 | OCTOBER 4 2023 |
| --- | --- | --- | --- | --- |
| Board refresh announced<br><br>Four new independent directors<br><br>Public announcement of intent to pursue "strategic and transformative opportunities" | Board launched strategic review and engaged Perella Weinberg Partners | Standard BioTools submitted first indication of interest:<br><br>• ~0% to 20% premium<br><br>Casdin immediately recused from all SomaLogic deliberations on strategic alternatives when LAB emerged as a potential counterparty | Contacted **16** strategic parties<br><br>One additional party entered NDA (in addition to Standard BioTools)<br><br>No offers or indications of interest received | Merger announcement<br><br>• ~30% premium<br>• Fixed exchange ratio of 1.1100<br>• SomaLogic shareholders to own ~57% of combined company post-close (incl. dilution from Series B Preferred) |

**Process leveraged to gain improvements in:**

- Financial terms
- Go-forward governance
- Fiduciary out for any post-signing Superior Proposal
- Moderate break-fee
- Eliminate non-Board/Exec voting support agreements

24

145% 99% 94% 42% 35% 35% 33% 31% 30% 18% 18% 18% 11% 10% 6% 5% 2% 1% NSTG LMDX TRIB MDXH-BE AKYA PACB GH LUCD ADPT PF LAB EXAS SOPH TKNO ABSI NTRA CTKB MASS Pro Forma Capital Structure is Strong 25 C 2023E Pro - Forma combined Cash (1) $530 Total Debt & Other (2) $68 Series B Convertible Preferred (3) $256 Common Equity (4) $576 Enterprise Value (4) $369 Debt / Enterprise Value 18% Net Debt / Enterprise Value (125%) Debt / EV Net Debt / EV Small Cap LST/Dx with Debt Sources: FactSet, Public Filings, SLGC Management (received balance sheet items (as of 08/31/23) and dilutive securities outstan ding (as of 09/27/23) on 09/27/23), LAB Management (received dilutive securities outstanding (as of 09/28/23) and basic shares outstanding (as of 09/27/23) on 09/28/23, and balance sheet items (as of 08/31/23) on 09/30/23, ma rket data as of 12/18/23 (1) Cash and cash equivalents as of 08/31/23 (~$132M for LAB and ~$458M for SLGC) burdened by estimated remaining cash burn in 20 23 less transaction fees of $15M (2) $10M of LAB’s non - convertible debt (face value), ~$56M in LAB’s convertible notes face, and ~$2M of SLGC’s net non - operating lia bilities (milestone and holdback contingent considerations) (3) 75,164,400 Series B Convertible Preferred Stock with a liquidation preference of $3.40 (4) Based on LAB stock price as of 12/18/23 of $1.95, using a 1.1100 exchange ratio, SLGC FDSO of 191,679,727 and LAB FDSO of 87, 300 ,758

# C Debt Benchmarking

## LAB's debt load both standalone and pro forma are well within reasonable ranges



Debt / Enterprise Value
nanoString
lumiraDx
Trinity Biotech
mdxhealth
AKOYA BIOSCIENCES
PacBio
GUARDANT
Lucid
Adaptive
Pro Forma
STANDARD
EXACT SCIENCES
SOPHiA GENETICS
TEKNOVA
absci
natera
CYTEK
908devices
145%
99%
94%
42%
35%
35%
33%
31%
30%
18%
18%
18%
11%
10%
6%
5%
2%
1%
Median: 24%
Net Debt / Enterprise Value
lumiraDx
nanoString
Trinity Biotech
EXACT SCIENCES
mdxhealth
PacBio
AKOYA BIOSCIENCES
Olink
GUARDANT
10x GENOMICS
natera
veracyte
TEKNOVA
STANDARD
TWIST
Lucid
CYTEK
Pro Forma
93%
83%
74%
12%
8%
5%
(3%)
(4%)
(4%)
(6%)
(9%)
(11%)
(14%)
(18%)
(19%)
(26%)
(27%)
(125%)
Median: (5%)

Sources: FactSet, Public Filings, SLGC Management (received balance sheet items (as of 08/31/23) and dilutive securities outstanding (as of 09/27/23) on 09/27/23), LAB Management (received dilutive securities outstanding (as of 09/28/23) and basic shares outstanding (as of 09/27/23) on 09/28/23, and balance sheet items (as of 08/31/23) on 09/30/23, market data as of 12/18/23

(1) Based on LAB stock price as of 12/18/23 of $1.95, using a 1.1100 exchange ratio, SLGC FDSO of 191,679,727, 10M of LAB's non-convertible debt (face value), ~$56M in LAB's convertible notes (face value), and ~$2M of SLGC's net non-operating liabilities (milestone and holdback contingent considerations)

(2) LAB FDSO of 87,300,758, and 75,164,400 Series B Convertible Preferred Stock with a liquidation preference of $3.40

26

The Merger Enhances SLGC 27 C Shareholders retain majority interest in our business and will continue to benefit from future SLGC value creation Brings new capabilities and new growth drivers (including substantial synergies) to accelerate the path to breakeven Enhances scale, diversification and profitability – which investors demand today The Board believes the Merger drives GREATER potential value creation with LOWER risk than the standalone option x x x x